Exhibit 10.4

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

NISSAN AUTO RECEIVABLES 2022-A OWNER TRUST,

as Issuer

NISSAN MOTOR ACCEPTANCE COMPANY LLC,

as Sponsor and Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of February 23, 2022

i	(NAROT 2022-A Asset Representations Review Agreement)

TABLE OF CONTENTS

(continued)

ii	(NAROT 2022-A Asset Representations Review Agreement)

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of February 23, 2022 (this “Agreement”), among NISSAN AUTO RECEIVABLES 2022-A OWNER TRUST, a Delaware statutory trust, as Issuer, NISSAN MOTOR ACCEPTANCE COMPANY LLC, a Delaware limited liability company (“NMAC”), as Sponsor and Servicer, and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company (“Clayton”), as Asset Representations Reviewer (the “Asset Representations Reviewer”).

BACKGROUND

WHEREAS, in the regular course of its business, NMAC purchases certain motor vehicle retail installment sale contracts secured by new, near-new, and used automobiles and light-duty trucks from motor vehicle dealers.

WHEREAS, in connection with a securitization transaction sponsored by NMAC, NMAC sold a pool of Receivables consisting of retail installment sale contracts to the Depositor, who sold them to the Issuer.

WHEREAS, the Issuer has granted a security interest in the pool of Receivables to the Indenture Trustee, for the benefit of the Holders of Notes, as security for the Notes issued by the Issuer under the Indenture.

WHEREAS, the Issuer desires to engage the Asset Representations Reviewer to perform reviews of certain Receivables for compliance with the representations and warranties made by NMAC and the Depositor about the Receivables in the pool.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and conditions contained herein, the parties hereto agree as follows.

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1. Usage and Definitions. Except as otherwise specified herein or if the context may otherwise require, capitalized terms not defined in this Agreement shall have the respective meanings assigned such terms set forth in the Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), by and among Nissan Auto Receivables Company II LLC, as seller, Nissan Motor Acceptance Company LLC, as servicer, Nissan Auto Receivables 2022-A Owner Trust, as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee.

With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements, and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; the term “including” means “including without limitation;” and the term “or” is not exclusive.

(NAROT 2022-A Asset Representations Review Agreement)

Section 1.2. Additional Definitions. The following terms have the meanings given below:

“Asset Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Subject Receivable according to Section 3.4.

“Confidential Information” has the meaning stated in Section 4.8(b).

“Information Recipients” has the meaning stated in Section 4.8(a).

“Issuer PII” has the meaning stated in Section 4.9(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.9(a).

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for an Asset Review and a Subject Receivable, the documents and other materials for each Test listed under “Review Materials” in Schedule A.

“Review Report” means, for an Asset Review, the report of the Asset Representations Reviewer prepared according to Section 3.5.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

“Underwriter” means, any of Mizuho Securities USA LLC, Citigroup Global Markets, Inc., Lloyds Securities Inc., TD Securities (USA) LLC, BNP Paribas Securities Corp., HSBC Securities (USA) Inc., MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc., in its capacity as underwriter or representative of the underwriters pursuant to the underwriting agreement, dated as of February 16, 2022, among Mizuho Securities USA LLC., NMAC and the Depositor.

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1. Engagement; Acceptance. The Issuer engages Clayton to act as the Asset Representations Reviewer for the Issuer. Clayton accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2. Confirmation of Scope. The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Transaction Documents.

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ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1. Review Notices. On receipt of a Review Notice from the Indenture Trustee according to Section 7.08(b) of the Indenture, the Asset Representations Reviewer will start an Asset Review. The Asset Representations Reviewer will have no obligation to start an Asset Review until a Review Notice is received.

Section 3.2. Identification of Subject Receivables. Within ten (10) Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer, with a copy to the Indenture Trustee, a list of the Subject Receivables.

Section 3.3. Review Materials.

(a) Access to Review Materials. The Servicer will render reasonable assistance to the Asset Representations Reviewer to facilitate the Asset Review. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Subject Receivables within 10 (ten) days after receipt of the Review Notice in one or more of the following ways in the Servicer’s reasonable discretion: (i) by providing access to the Servicer’s receivables systems, either remotely or at one of the properties of the Servicer, (ii) by electronic posting of Review Materials to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at one of the properties of the Servicer where the Receivable Files are located or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove PII from the Review Materials so long as all information in the Review Materials necessary for the Asset Representations Reviewer to complete the Asset Review remains intact and unchanged.

(b) Missing or Insufficient Review Materials. If any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 20 days before completing the Review, and the Servicer will have 15 days to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency. If the missing or insufficient Review Materials have not been provided by the Servicer within 15 days, the parties agree that the Subject Receivable will have a Test Fail for the related Test(s) and the Test(s) will be considered a Test Complete and the Review Report will indicate the reason for the Test Fail.

Section 3.4. Performance of Reviews.

(a) Test Procedures. For an Asset Review, the Asset Representations Reviewer will perform for each Subject Receivable the procedures listed under “Tests” in Schedule A for each representation and warranty (each, a “Test”), using the Review Materials listed for each such Test in Schedule A. For each Test and Subject Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

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(b) Review Period. The Asset Representations Reviewer will complete the Review of all of the Subject Receivables within sixty (60) days after receiving access to the Review Materials under Section 3.3(a). However, if additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the Review period will be extended for an additional thirty (30) days.

(c) Completion of Review for Certain Subject Receivables. Following the delivery of the list of the Subject Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Subject Receivable is paid in full by the Obligor or purchased from the Issuer by the Sponsor, the Depositor or the Servicer according to the Basic Documents. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Receivables and the Review of such Receivables will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Receivables and the related reason.

(d) Previously Reviewed Receivable. If any Subject Receivable was included in a prior Asset Review, the Asset Representations Reviewer will not perform any Tests on it, but will include the results of the previous Tests in the Review Report for the current Asset Review.

(e) Termination of Review. If an Asset Review is in process and the Notes will be paid in full on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) days before that Distribution Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will have no obligation to deliver a Review Report.

Section 3.5. Review Reports.

(a) Within five (5) days after the end of the Asset Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer, the Servicer and the Indenture Trustee a Review Report indicating for each Subject Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Receivable was a Test Complete and the related reason. The Review Report will contain a summary of the findings and conclusions of the Asset Representations Reviewer with respect to the Asset Review to be included in the Issuer’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Issuer PII.

(b) Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) payment in full of the Notes and (ii) one (1) year after the delivery of the Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from Noteholders or any Person other than the Indenture Trustee or the Servicer and will direct such Persons to submit written questions or requests to the Servicer.

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Section 3.6. Dispute Resolution. If a Receivable that was reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 10.13 of the Sale and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer together with reasonable compensation for the time it incurs in connection with its participation in any dispute resolution proceeding will be considered expenses of the Requesting Party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 10.13 of the Sale and Servicing Agreement. If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuer according to Section 4.3(a).

Section 3.7. Limitations on Review Obligations.

(a) Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i) to determine whether a Delinquency Trigger has occurred or whether the required percentage of Noteholders has voted to direct an Asset Review under the Indenture, and may rely on the information in any Review Notice delivered by the Indenture Trustee;

(ii) to determine which Receivables are subject to an Asset Review, and may rely on the lists of Subject Receivables provided by the Servicer;

(iii) to obtain or confirm the validity of the Review Materials and no liability for any errors in the Review Materials and may rely on the accuracy and completeness of the Review Materials;

(iv) to obtain missing or insufficient Review Materials from any party or any other source;

(v) to take any action or cause any other party to take any action under any of the Basic Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Subject Receivables; or

(vi) to establish cause, materiality or recourse for any failed Test.

(b) Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Tests” in Schedule A, and will have no obligation to perform additional procedures on any Subject Receivable or to provide any information other than a Review Report indicating for each Subject Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Receivable was a Test Complete and the related reason. However, the Asset Representations Reviewer may provide additional information about any Subject Receivable that it determines in good faith to be material to the Review.

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ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1. Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuer as of the Closing Date:

(a) Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b) Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c) No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, agreement, guarantee or similar agreement or instrument under which the Asset Representations Reviewer is a party, (B) result in the creation or imposition of any Lien on any of the assets of the Asset Representations Reviewer under the terms of any indenture, agreement, guarantee or similar agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or, to the Asset Representations Reviewer’s knowledge, any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d) No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

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(e) Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2. Covenants. The Asset Representations Reviewer covenants and agrees that:

(a) Eligibility. It will notify the Issuer and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b) Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Subject Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement.

(c) Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Review, including internal correspondence and work papers, for a period of two (2) years after the termination of this Agreement.

Section 4.3. Fees, Expenses and Indemnities.

(a) Annual Fee. The Sponsor shall pay to the Asset Representations Reviewer, as reasonable compensation for its services, an annual fee in the amount of $5,000 (the “Annual Fee”). The Annual Fee shall be payable on the Closing Date and on each anniversary thereof until this Agreement is terminated in accordance with Section 6.4. The Sponsor shall reimburse the Asset Representations Reviewer for all reasonable out-of-pocket expenses incurred or made by it, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Asset Representations Reviewer’s agents, counsel, accountants and experts.

(b) Review Fee. Following the completion of an Asset Review and the delivery to the Indenture Trustee of the Review Report, or the termination of an Asset Review according to Section 3.4(e), and the delivery to the Sponsor and the Servicer of a detailed invoice, the Sponsor shall pay to the Asset Representations Reviewer a fee of $200 for each Subject Receivable for which the Asset Review was started (the “Review Fee”). However, no Review Fee will be charged for any Subject Receivable which was included in a prior Asset Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Review according to Section 3.4(e). To the extent not paid by the Sponsor and outstanding for at least 60 days, the Review Fee shall be paid by the Issuer pursuant to Section 5.06 of the Sale and Servicing Agreement.

(c) Indemnification. The Sponsor shall indemnify the Asset Representations Reviewer against any and all loss, liability or expense (including reasonable attorneys’ fees) incurred by the Asset Representations Reviewer in connection with the administration of this Agreement and the performance of its duties hereunder. The Asset Representations Reviewer

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shall notify the Sponsor promptly of any claim for which it may seek indemnity. Failure by the Asset Representations Reviewer to so notify the Sponsor shall not relieve the Sponsor of its obligations hereunder. The Sponsor shall defend any such claim, and the Asset Representations Reviewer may have separate counsel and the Sponsor shall pay the fees and expenses of such counsel. The Sponsor shall not reimburse any expense or indemnify against any loss, liability or expense incurred by the Asset Representations Reviewer through the Asset Representations Reviewer’s own bad faith, willful misfeasance or negligence in performing its obligations under this Agreement or breach of this Agreement. The indemnification provided in this Section 4.3(c) shall survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer. The Sponsor acknowledges and agrees that amounts owing to the Asset Representations Reviewer in respect of the indemnification provided hereunder shall not be limited to or reduced by the amount of Available Amounts on deposit in the Collection Account, except to the extent that such Available Amounts have been allocated to make a payment to the Asset Representations Reviewer on the next-occurring Distribution Date pursuant to Section 5.06 of the Sale and Servicing Agreement.

(d) Payment of Fees and Indemnities. The Asset Representations Reviewer shall submit reasonably detailed invoices to the Sponsor for any amounts owed to it under this Agreement. To the extent not paid by the Sponsor and outstanding for at least 60 days, the fees and indemnities provided for in this Section 4.3 shall be paid by the Issuer pursuant to Section 5.06 of the Sale and Servicing Agreement; provided, that prior to such payment pursuant to the Sale and Servicing Agreement, the Asset Representations Reviewer shall notify the Sponsor in writing that such fees and indemnities have been outstanding for at least 60 days. If such fees and indemnities are paid pursuant to Section 5.06 of the Sale and Servicing Agreement, the Sponsor shall reimburse the Issuer in full for such payments.

Section 4.4. Limitation on Liability. The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misfeasance, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.5. Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuer, the Depositor, the Servicer, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all costs, expenses (including reasonable attorneys’ fees and expenses), losses, damages and liabilities, including legal fees and expenses incurred in connection with the enforcement by such Person of any indemnification or other obligation of the Asset Representations Reviewer, resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement or (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer.

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Section 4.6. Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuer, the Servicer, the Sponsor or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuer’s, the Servicer’s, the Sponsor’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuer, the Servicer, the Sponsor and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuer, the Servicer, the Sponsor or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Basic Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.7. Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuer, the Sponsor and the Servicer.

Section 4.8. Confidential Information.

(a) Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.8, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuer, the Sponsor and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Asset Reviews of Subject Receivables or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by NMAC or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b) Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

(i) lists of Subject Receivables and any related Review Materials;

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(ii) origination and servicing guidelines, policies and procedures and form contracts; and

(iii) notes, analyses, compilations, studies or other documents or records prepared by the Sponsor or the Servicer, which contain information supplied by or on behalf of the Sponsor or the Servicer or their representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuer, the Sponsor or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuer, the Sponsor or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuer, the Sponsor or the Servicer provides permission to the applicable Information Recipients to release.

(c) Protection. The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.9.

(d) Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuer, the Sponsor and the Servicer with notice of the requirement and will cooperate, at the Sponsor’s expense, in the Issuer’s and the Sponsor’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuer or the Sponsor is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e) Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.8 by its Information Recipients.

(f) Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer, the Sponsor and the Servicer and the Issuer, the Sponsor and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuer or the Servicer to enforce this Section 4.8, the prevailing party will be entitled to reimbursement of costs and expenses, including reasonable attorney’s fees and expenses, incurred by it for the enforcement.

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Section 4.9. Personally Identifiable Information.

(a) Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), vehicle identification number or “VIN”, any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuer PII” means PII furnished by the Issuer, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b) Use of Issuer PII. The Issuer does not grant the Asset Representations Reviewer any rights to Issuer PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuer PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuer and will only reproduce Issuer PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws applicable to PII, Issuer PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will protect and secure Issuer PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuer PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuer PII, (iii) protect against unauthorized access to or use of Issuer PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c) Additional Limitations. In addition to the use and protection requirements described in Section 4.9(b), the Asset Representations Reviewer’s disclosure of Issuer PII is also subject to the following requirements:

(i) The Asset Representations Reviewer will not disclose Issuer PII to its personnel or allow its personnel access to Issuer PII except (A) for the Asset Representations Reviewer personnel who require Issuer PII to perform an Asset Review, (B) with the prior consent of the Issuer or (C) as required by applicable law. When permitted, the disclosure of or access to Issuer PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuer PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuer PII on the proper use and protection of Issuer PII.

(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuer PII with or to any third party without the prior consent of the Issuer.

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(d) Notice of Breach. The Asset Representations Reviewer will notify the Issuer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuer PII and, where applicable, immediately take action to prevent any further breach.

(e) Return or Disposal of Issuer PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuer, all Issuer PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuer, returned to the Issuer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuer. Where the Asset Representations Reviewer retains Issuer PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuer PII to that required by applicable law.

(f) Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuer regarding the Asset Representations Reviewer’s compliance with this Section 4.9. The Asset Representations Reviewer and the Issuer agree to modify this Section 4.9 as necessary from time to time for either party to comply with applicable law.

(g) Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.9 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Issuer agrees to make reasonable efforts to schedule any audit described in this Section 4.9 with the inspections described in Section 4.6. The Asset Representations Reviewer will also permit the Issuer and its authorized representatives during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

(h) Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuer’s Affiliates or a third party when performing an Asset Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.9, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party will be entitled to enforce the PII related terms of this Section 4.9 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V

RESIGNATION AND REMOVAL;

SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1. Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Sponsor, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by the Sponsor or any Underwriter to perform any due diligence on the Receivables prior to the Closing Date.

12	(NAROT 2022-A Asset Representations Review Agreement)

Section 5.2. Resignation and Removal of Asset Representations Reviewer.

(a) No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer will not resign as Asset Representations Reviewer except (i) if the Asset Representations Reviewer is merged into or becomes an Affiliate of the Sponsor, the Servicer, the Indenture Trustee, the Owner Trustee, (ii) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1, or (iii) upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law. Upon the occurrence of one of the foregoing events, the Asset Representations Reviewer shall promptly resign and the Sponsor shall appoint a successor Asset Representations Reviewer. The Asset Representations Reviewer will deliver a notice of its resignation to the Issuer, the Sponsor and the Servicer, and if the Asset Representation Reviewer resigns pursuant to clause (b) above, an Opinion of Counsel supporting its determination.

(b) Removal of Asset Representations Reviewer. If any of the following events occur, the Indenture Trustee, at the direction of Noteholders evidencing a majority of the aggregate Outstanding Amount of the Notes, by notice to the Asset Representations Reviewer, shall remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii) the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii) an Insolvency Event of the Asset Representations Reviewer occurs.

(c) Notice of Resignation or Removal. The Servicer will notify the Issuer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

Section 5.3. Successor Asset Representations Reviewer.

(a) Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Sponsor will appoint a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b) Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Issuer on substantially the same terms as this Agreement.

13	(NAROT 2022-A Asset Representations Review Agreement)

(c) Transition and Expenses. If the Asset Representations Review resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on such obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer or the successor Asset Representations Reviewer.

Section 5.4. Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI

OTHER AGREEMENTS

Section 6.1. Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of, or deemed to be the agent of, the Issuer, the Indenture Trustee or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. None of the Issuer, the Indenture Trustee or the Owner Trustee shall be responsible for monitoring the performance of the Asset Representations Reviewer or liable to any Person for the failure of the Asset Representations Reviewer to perform its obligations hereunder. Unless authorized by the Issuer, the Indenture Trustee or the Owner Trustee, respectively, the Asset Representations Reviewer will have no authority to act for or represent the Issuer, the Indenture Trustee or the Owner Trustee and will not be considered an agent of the Issuer, the Indenture Trustee or the Owner Trustee. Nothing in this Agreement will make the Asset Representations Reviewer and either of the Issuer, the Indenture Trustee or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2. No Petition. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee,

14	(NAROT 2022-A Asset Representations Review Agreement)

receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join with any other Person in commencing or institute with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section 6.2 shall survive the termination of this Agreement.

Section 6.3. Limitation of Liability of Owner Trustee. This Agreement has been signed on behalf of the Issuer by Wilmington Trust, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer. In no event will Wilmington Trust, National Association in its individual capacity or a beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.4. Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.5, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture and (b) the date the Issuer is terminated under the Trust Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the parties hereto, without the consent of any other Person subject to the satisfaction of one of the following conditions:

(i) the Seller or the Servicer delivers an Officer’s Certificate or Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment;

provided, that no amendment pursuant to this Section 7.1 shall be effective which affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person, (which consent shall not be unreasonably withheld or delayed); provided, further, that in the event that any Certificates are held by anyone other than the Administrator or any of its Affiliates, this Agreement may only be amended by the parties hereto if, in addition, (i) the Holders of the Certificates evidencing a majority of the Certificate Balance of the Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

15	(NAROT 2022-A Asset Representations Review Agreement)

(b) This Agreement may also be amended by the parties hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders with the consent of:

(i) the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes; and

(ii) the Holders of the Certificates evidencing a majority of the Certificate Balance.

It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof.

(c) Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

Section 7.2. Notices. All demands, notices, communications and instructions upon or to the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or delivered by facsimile or electronically by email (if an email address is provided), and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to Nissan Auto Receivables Company II LLC, One Nissan Way, Franklin, Tennessee, 37067 (facsimile no. (615) 725-8530) (email: doug.gwin@nissan-usa.com), Attention: Treasurer, (b) in the case of the Servicer, to Nissan Motor Acceptance Company LLC, One Nissan Way, Franklin, Tennessee, 37067 (facsimile no. (615) 725-8530) (email: doug.gwin@nissan-usa.com), Attention: Treasurer, (c) in the case of the Issuer or the Owner Trustee, to Nissan Auto Receivables 2022-A Owner Trust, c/o Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 (facsimile no. (302) 636-4140) (email: DCostello@wilmingtontrust.com), Attention: Nissan Auto Receivables 2022-A Owner Trust, (d) in the case of the Indenture Trustee, to U.S. Bank Trust Company, National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603 (facsimile no. (312) 332-7493) (email: juan.hernandez3@usbank.com), Attention: NAROT 2022-A, (e) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (facsimile no. (212) 553-7820)

16	(NAROT 2022-A Asset Representations Review Agreement)

(email: ServicerReports@Moodys.com), (f) in the case of S&P, at the following address: S&P Global Ratings, 55 Water Street, New York, New York 10041 (email: servicer_reports@spglobal.com), and (g) in the case of the Asset Representations Reviewer, to Clayton Fixed Income Services LLC, 2638 South Falkenburg Road, Riverview, FL 33578 (email: ARRNotices@clayton.com), Attention: SVP, with a copy to Covius Services, LLC, 720 S. Colorado Blvd., Suite 200, Glendale, CO 80246, Attention: Legal Department (email: legal@covius.com), or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

(a) All notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies by the Servicer hereunder shall be delivered by the Servicer to each Rating Agency then rating the Notes; provided, however, that all notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies hereunder or under any other Basic Document shall be deemed to be delivered if a copy of such notice, request, report, consent or other communication has been posted on any website maintained by or on behalf of NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

Section 7.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Sponsor, the Servicer, the Issuer and the Asset Representations Reviewer. The Indenture Trustee (for the benefit of itself and the Noteholders) will be an express third-party beneficiary of this Agreement and entitled to enforce this agreement against the parties hereto. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 7.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.5. Separate Counterparts and Electronic Signature. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility.

Section 7.6. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

17	(NAROT 2022-A Asset Representations Review Agreement)

Section 7.7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.8. Waivers. No failure or delay on the part of any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any other power, right or remedy.

[Remainder of Page Left Blank]

18	(NAROT 2022-A Asset Representations Review Agreement)

EXECUTED BY:

NISSAN AUTO RECEIVABLES 2022-A OWNER TRUST,
as Issuer

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE COMPANY LLC,
as Servicer

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name:
Title:

Signature Page to Asset Representations Review Agreement – NAROT 2022-A

Schedule A

Representations and Warranties, Review Materials and Tests

Representation and Warranty

(a)	Characteristics of Receivables. Such Receivable

a. has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle, has been fully and properly executed or authenticated by the parties thereto, and has been validly assigned by such Dealer to NMAC,

b. created a valid and enforceable security interest in favor of NMAC in such Financed Vehicle,

c. contains provisions that entitle the holder thereof to realize on the collateral as security,

d. provides for level monthly payments that fully amortize the Amount Financed over an original term of no greater than 75 payments, except that (i) the payment amount in the first or last month in the life of the Receivable may be minimally different from the level payment amount and (ii) the initial payment on such Receivable may have been deferred for up to 92 days, and

e. provides for interest at the related APR.

Review Materials

Retail Sale Contract

Dealer Agreement

Servicing System Records/Data File

Tests

i)	Origination of Each Receivable

a)	Review the Contract and confirm the Dealer address is in the United States.

b)	Review the Contract and confirm that the Buyer, Co-buyer (if applicable) and Dealer have signed the Contract

c)	Review the Contract and confirm that NMAC, or an acceptable variation of the name, is listed as the assignee within the Assignment Section

d)	Review the Contact and confirm the VIN on the Contract matches the VIN on the certificate of title or application for title

e)	Review the Contact and confirm the Dealer (Seller) signed the Assignment section of the Contract

(NAROT 2022-A Asset Representations Review Agreement)

ii)	Security Interest Enforcement

a)	Review the Receivable File and confirm that the security interest has not been subordinated and the Receivable maintains an enforceable security interest in favor of NMAC for the Financed Vehicle

iii)	Repossession

a)	Review the Contract and confirm that it contains language entitling the holder to repossess the financed vehicle

iv)	Fully Amortizing Payment Schedule

a)	Review the Contract and confirm all payments are equivalent with the possible exception of the first and last payments which may differ within an appropriate range

b)	Review the Truth in Lending section of the Contract and calculate the product of the Amount of Payments with the Number of Payments and confirm that this amount is equal to the Total of Payments

c)	Confirm the original term is not greater than 75 payments

d)	Confirm that the first payment is not deferred more than 92 days past the contract date

e)	Confirm the Obligor has made the initial payment

v)	Fully Realized Interest

a)	Confirm the interest portion of the monthly payments is calculated based on the APR reported on the Contract

vi)	If Steps (i) through (v) are confirmed, then Test Pass.

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(b)	Compliance with Law. Such Receivable complied at the time it was originated or made with all requirements of applicable federal, state and local laws, and regulations thereunder.

Review Materials

Retail Sale Contract

Tests

i)	Review the Contract form number and revision date and confirm it is on the list of Approved Contract Forms.

ii)	If step (i) is confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(c)

Binding Obligation. Such Receivable represents the legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) the effect of general equitable principles and (iii) the potential unenforceability of waivers of jury trial provisions in certain states.

Review Materials

Retail Sale Contract

Tests

i)	Review the Contract form number and revision date and confirm it is on the list of Approved Contract Forms

ii)	Confirm the buyer and co-buyer (if applicable) signed the Contract

iii)	If Step (i) and (ii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(d)

Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof to the Issuer, such Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of NMAC as secured party or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of NMAC as secured party.

Review Materials

Retail Sale Contract

Title Documents

Receivable File

Tests

i)	Observe the Title Documents and confirm they report NMAC, or an accepted variation of the name, as the first lien holder.

ii)	Observe the Obligor name on the Contract and confirm the name matches the name on the Title Documents

iii)	Observe the Vehicle Identification Number (VIN) on the Contract and confirm it matches the VIN number as reported in the Title Documents

iv)	If Steps (i) through (iii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(e)	Repossession. As of the Cut-off Date, according to the records of NMAC, the Financed Vehicle related to such Receivable has not been repossessed and the possession thereof not reinstated.

Review Materials

Servicing System Records/Data File

Tests

i)	Confirm the Financed Vehicle was not marked as repossessed as of the Cut-Off Date

ii)	If Step (i) is confirmed, it will be a Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(f)

Receivables in Force. The records of the Servicer do not reflect that such Receivable has been satisfied, subordinated or rescinded, nor that any Financed Vehicle has been released from the lien granted by the related Receivable in whole or in part.

Review Materials

Servicing System Records/Data File

Receivable File

Tests

i)	Observe the Receivable File and confirm there is no indication the Receivable was subordinated or Rescinded

ii)	Observe the Receivable File and confirm there is no indication the Receivable was satisfied prior to the Cut-off Date

iii)	Observe the Receivable File and confirm there is no indication the Financed Vehicle has been released from the Lien in whole or in part

iv)	If Steps (i), (ii) and (iii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(g)	No Waiver. No provision of a Receivable has been waived in a manner that is prohibited by the provisions of Section 4.01 of the Sale and Servicing Agreement.

Review Materials

Receivable File

Servicing System Records/Data File

Tests

i)

Review the Receivable File and confirm there is no indication the terms of the Receivable have been waived, altered or modified so as to extend the date for final payment beyond November 30, 2029 (the last day of the Collection Period preceding the latest Final Scheduled Distribution Date of any Notes issued under the Indenture)

ii)

Review the Receivable File and confirm there is no indication the terms of the Receivable have been waived, altered or modified so as to reduce the APR or Principal Balance other than as required by applicable law or court order if documentation of such is contained in the Receivable File

iii)	If Steps (i) and (ii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(h)	No Defenses. The records of the Servicer do not reflect that such Receivable is subject to any asserted or threatened right of rescission, setoff, counterclaim or defense.

Review Materials

Receivable File

Retail Sale Contract

Dealer Agreement

Tests

i)	Review the Receivable File and confirm there is no indication that the Receivable is subject to rescission, setoff, counterclaim or defense that would cause the Receivable to become invalid

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(i)

No Default. The records of the Servicer reflect that, except for payment defaults continuing for a period of not more than 29 days as of the Cut-off Date, no default, breach, violation or event permitting acceleration under the terms of such Receivable has occurred.

Review Materials

Receivable File

Servicing System Records/Data File

Tests

i)	Confirm there is no indication of a default, breach, violation or event that would permit acceleration under the terms of the Receivable except for payment default within 29 days of the Cut-off Date.

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(j)	Insurance. The Obligor is required under the terms of the related Receivable to maintain physical damage insurance covering the Financed Vehicle.

Review Materials

Retail Sale Contract

Tests

i)	Confirm the Contract contains language that requires the Obligor to obtain and maintain insurance against physical damage to the Financed Vehicle

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(k)

Certificate of Title. The Receivable File related to such Receivable contains the original Certificate of Title (or a photocopy or image thereof) or evidence that an application for a Certificate of Title has been filed.

Review Materials

Receivable File

Tests

i)	Confirm Receivable File contains the original Certificate of Title (or photocopy) or evidence of application for Certificate of Title.

ii)	If confirmed, it will be a Test Pass.

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(l)

Lawful Assignment. Such Receivable has not been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement are unlawful, void or voidable.

Review Materials

Retail Sale Contract

Tests

i)	Review the Contract form number and revision date and confirm it is on the list of Approved Contract Forms

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(m)	Chattel Paper. Such Receivable constitutes either “tangible chattel paper” or “electronic chattel paper” as such terms are defined in the UCC.

Review Materials

Retail Sale Contract

Title Documents

Tests

i)	Review the Contract form number and revision date and confirm it is on the list of Approved Contract Forms

ii)	Confirm there is a signature under the appropriate buyer, co-buyer and seller signature lines within the Contract

iii)	Confirm the Contract reports an amount financed greater than zero

iv)	Confirm there is documentation of a lien against the Title of a vehicle

v)	If (i) through (iv) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(n)	Simple Interest Receivable. Such Receivable is a Simple Interest Receivable.

Review Materials

Retail Sale Contract

Tests

i)	Review the Contract and confirm that it is a simple interest Contract.

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(o)	APR. The Annual Percentage Rate of such Receivable ranges from 0.00% to 11.90%.

Review Materials

Retail Sale Contract

Tests

i)	Confirm the APR reported in the Truth in Lending disclosure on the Contract is between 0.00% and 11.90%.

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(p)	Maturity. As of the Cut-off Date, such Receivable had a remaining term to maturity of not less than 4 payments and not greater than 71 payments.

Review Materials

Servicing System Records/Data File

Tests

i)	Review the data file as of the Cut-off Date and confirm the Receivable has a remaining term of at least 4 payments and not greater than 71 payments

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(q)	First Payment. As of the Cut-off Date, the related Obligor has made the initial payment on such Receivable.

Review Materials

Servicing System Records/Data File

Tests

i)	Review servicing system records and confirm that the Obligor has made at least one payment on the Receivable.

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(r)	Balance. Such Receivable had an original Principal Balance of not more than $84,901.14 and, as of the Cut-off Date, had a Principal Balance of not less than $2,000.05 or more than $78,687.28.

Review Materials

Retail Sale Contract

Sale and Servicing Agreement

Servicing System Records/Data File

Tests

i)	Review the Contract and confirm that the original principal balance is less than or equal to $84,901.14.

ii)	Review servicing system records and confirm that the remaining principal balance as of the Cut-off Date is greater than or equal to $2,000.05, but less than or equal to $78,687.28.

iii)	If (i) and (ii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(s)	Delinquency. Such Receivable was not more than 29 days past due as of the Cut-off Date, and such Receivable has not been extended by more than two months.

Review Materials

Servicing System Records/Data File

Retail Sale Contract Amendments (if necessary)

Tests

i)	Review servicing system record and confirm that the Next Due Date as of the Cut-off Date was not more than 29 days from the Cut-off Date.

ii)	Review the Contract and any Contract amendments and confirm the Receivable was not amended to extend the payment term by more than 2 months.

iii)	If (i) and (ii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(t)	Bankruptcy. No Obligor was the subject of a bankruptcy proceeding (according to the records of NMAC) as of the Cut-off Date.

Review Materials

Servicing System Records/Data File

Receivable File

Tests

i)	Review servicing records and confirm the Obligor is not the subject of a bankruptcy proceeding as of the Cut-off Date

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(u)	Origination. Such Receivable has an origination date on or after March 5, 2016.

Review Materials

Retail Sale Contract

Tests

i)	Confirm the execution date of the Contract is on or after March 5, 2016.

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(v)

Receivables Files. There is only one original executed copy of each “tangible record” constituting or forming a part of such Receivable that is tangible chattel paper and a single “authoritative copy” (as such term is used in Section 9-105 of the UCC) of each electronic record constituting or forming a part of such Receivable that is electronic chattel paper. The Receivable Files that constitute or evidence such Receivable do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Seller to any Person other than the Issuer.

Review Materials

Retail Sale Contract

Receivable File

Tests

i)	If the Contract is considered a “tangible record”, confirm there is one original executed copy.

ii)	If the Contract was electronic, confirm it was completed electronically and is identified as being held in NMAC’s electronic vault maintained by Dealertrack or any successor provider.

iii)	Review the Receivable File and confirm there is no indication the Receivable has been pledged, assigned or conveyed to anyone other than NMAC or the Issuer.

iv)	If (i) or (ii) and (iii) are confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(w)	Force-Placed Insurance Premiums. No contract relating to such Receivable has had force-placed insurance premiums added to the amount financed.

Review Materials

Retail Sale Contract

Tests

i)	Confirm the Contract does not have force-placed insurance premium added to the amount financed

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)

Representation and Warranty

(x)	No Government Obligors. Such receivable shall not be due from the United States or any state, or from any agency, department subdivision or instrumentality thereof.

Review Materials

Retail Sale Contract

Tests

i)	Review the Contract and confirm the Buyer or Co-Buyer is not a federal or state government, agency, department subdivision or instrumentality

ii)	If confirmed, then Test Pass

(NAROT 2022-A Asset Representations Review Agreement)